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                                                           EXHIBIT 10.10(a)(3)

                               November 4, 1994


Larizza Industries, Inc.
201 West Big Beaver Road
Suite 1040
Troy, MI  48084

Attn:  President

                     Re:  Amendments to Credit Agreement

Ladies and Gentlemen:

        Reference is made to the Credit Agreement dated as of May 6, 1994 (as previously amended, the "Credit Agreement") among Larizza Industries, Inc. (the "Company"), various financial institutions (the "Banks") and Bank of America Illinois (formerly known as Continental Bank N.A.), as agent for the Banks (the
"Agent"). Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement.

        The Company and the Banks hereby agree that the Credit
Agreement is hereby amended by amending Section 10.11 of the Credit Agreement as follows:

        1.  Clause (i) thereof is amended by deleting the word
"and" at the end thereof.

        2. Clause (j) thereof is amended by substituting "; and" for the period at the end thereof; and

        3. The following clause (k) is inserted at the end thereof:

           "(k) other Investments by the Company or any of its Subsidiaries not at any time to exceed $700,000 in the aggregate."

        The Company has advised the Banks that it intends to sell the stock of General Nuclear. Accordingly, the Company and the

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Banks further agree that, effective with the consummation of such sale, the Credit Agreement and the other Loan Documents shall be deemed amended mutatis mutandis to account for such sale (e.g. references to General Nuclear shall be deleted from the list of Subsidiaries on Schedule 9.8 to the Credit Agreement, from
Schedule I to the Pledge Agreement and from the form of Compliance Certificate).

        Except as modified by this Letter Agreement, the Credit
Agreement is ratified and confirmed in all respects.  This Letter
Agreement shall be deemed to be a contract made under and governed by the laws of the State of Illinois, without giving effect to conflicts of laws principles.

        Please indicate your agreement to the foregoing by executing and delivering to the Agent a counterpart of this Letter
Agreement. This Letter Agreement may be executed by the parties hereto in any number of counterparts and by different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. This Letter Agreement shall be effective when executed by the Company and the Required Banks.

                               Very truly yours,

                               BANK OF AMERICA ILLINOIS,
                               individually and as Agent

                               By: /s/ Steven K. Ahrenholz
                                   ------------------------
                               Title: Vice President
                                     ----------------------

                               THE FIRST NATIONAL BANK OF BOSTON

                               By: /s/ Larry Favre
                                  --------------------------
                               Title: Vice President
                                     -----------------------


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                                            SANWA BUSINESS CREDIT CORPORATION


                                            By: /s/
                                               -------------------------------
                                            Title: V.P.
                                                  ----------------------------

Agreed to as of the day
and year first above written

LARIZZA INDUSTRIES, INC.


By: /s/ Terence C. Seikel
    -----------------------------
Title:  CFO
       --------------------------






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